As filed with the Securities and Exchange Commission on July 21, 1997
                                                 Registration No. 333-________
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                              COLDWATER CREEK INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                             82-0419266
  (State or other jurisdiction        (IRS Employer Identification No.)
of incorporation or organization)

                            ONE COLDWATER CREEK DRIVE
                             SANDPOINT, IDAHO  83864
               (Address of principal executive offices) (Zip Code)

                                ----------------

                      1996 STOCK OPTION/STOCK ISSUANCE PLAN
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plans)

                                ----------------

                                 DENNIS PENCE,
                     PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                           VICE CHAIRMAN OF THE BOARD
                              COLDWATER CREEK INC.
                            ONE COLDWATER CREEK DRIVE
                             SANDPOINT, IDAHO  83864
                                 (208) 263-2266

(Name, address including zip code, and telephone number, including area code, of agent for service)

                                CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                    Proposed         Proposed
       Title of                                      Maximum          Maximum
      Securities                 Amount             Offering         Aggregate          Amount of
        to be                    to be               Price            Offering         Registration
      Registered              Registered(1)       per Share(2)        Price(2)            Fee
      ----------              -------------       ------------        --------            ---
1996 Stock Option/Stock
Issuance Plan:

Options to purchase               1,111,847            N/A               N/A                N/A
Common Stock

Common Stock, $.01         1,111,847 shares          $27.6875         $30,784,264         $9,329
par value

Employee Stock Purchase      750,000 shares          $27.6875         $20,765,625         $6,293
Plan
                                                                 Aggregate Filing Fee:   $15,622

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1996 Stock Option/Stock Issuance Plan and/or the Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of Coldwater Creek Inc.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of Common Stock of Coldwater Creek Inc. on July 14, 1997, as reported by the Nasdaq National Market.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     Coldwater Creek Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended March 1, 1997, filed with the SEC on May 30, 1997;

     (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, filed with the SEC on July 15, 1997; and

     (c) The Registrant's Registration Statement No. 00-021915 on Form 8-A filed with the SEC on December 30, 1996 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

     All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES

     Not Applicable.


Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not Applicable.


Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Registrant's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that a director of a corporation will not be personally liable for monetary damages for breach of such individual's fiduciary duties as a director except for liability (i) for any breach of such director's duty of loyalty to the corporation, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which a director derives an improper personal benefit.

     The Registrant's Bylaws provide that the Registrant will indemnify its directors and may indemnify its officers, employees and other agents to the full extent permitted by law. Indemnification under the Registrant's Bylaws permits the Registrant to advance expenses incurred by an indemnified party in connection with the defense of any action or proceeding arising out of such party's status or service as a director, officer, employee or other agent of the Registrant upon an undertaking by such party to repay such advances if it is ultimately determined that such party is not entitled to indemnification.

     The Registrant has entered into separate indemnification agreements with each of its directors and certain of its officers. These agreements require the Registrant, among other things, to indemnify such director or officer against expenses (including attorneys' fees), judgments, fines and settlements incurred by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as a director or officer of the Registrant acting at the request of the Registrant to the maximum extent permitted by applicable law, subject to certain limitations.


Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.


Item 8.  EXHIBITS

 Number   Exhibit
 ------   -------

    4 Instruments Defining Rights of Shareholders. Reference is made to Registrant's Registration Statement No. 00-021915 on Form 8-A which is incorporated herein by reference pursuant to Item 3(c).
    5     Opinion and consent of Brobeck, Phleger & Harrison LLP.
   23.1   Consent of Arthur Andersen LLP, Independent Public Accountants.
   23.2   Consent of Brobeck, Phleger & Harrison LLP is contained in
          Exhibit 5.
   24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.
   99.1   1996 Stock Option/Stock Issuance Plan.
   99.2   Form of Notice of Grant of Stock Option.
   99.3   Form of Stock Option Agreement.
   99.4 Form of Addendum to Stock Option Agreement (Involuntary Termination Following Change in Control).
   99.5 Form of Addendum to Stock Option Agreement (Involuntary Termination Following Corporate Transaction).
   99.6   Form of Notice of Grant of Automatic Stock Option (Initial
          Grant).
   99.7   Form of Notice of Grant of Automatic Stock Option (Annual Grant).
   99.8   Form of Automatic Stock Option Agreement.
   99.9   Form of Stock Issuance Agreement.
   99.10 Form of Addendum to Stock Issuance Agreement (Involuntary Termination Following Change in Control).
   99.11 Form of Addendum to Stock Issuance Agreement (Involuntary Termination Following Corporate Transaction).
   99.12  Employee Stock Purchase Plan.
   99.13  Form of Enrollment/Change Form.
   99.14  Form of Stock Purchase Agreement.


Item 9.  UNDERTAKINGS

     A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and
(iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; PROVIDED, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-


                                  II-2.

effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1996 Stock Option/Stock Issuance Plan and/or the Employee Stock Purchase Plan.

     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sandpoint, State of Idaho on this 15th day of July, 1997.

                                       COLDWATER CREEK INC.


                                       By: /s/ Dennis Pence
                                          ----------------------------------
                                          Dennis Pence
                                          President, Chief Executive Officer
                                          and Vice Chairman of the Board


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

          That the undersigned officers and directors of Coldwater Creek, Inc., a Delaware corporation, do hereby constitute and appoint Dennis Pence and Donald Robson and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

          IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                  Title                                 Date
---------                  -----                                 ----


/s/ Dennis Pence           President, Chief Executive            July 15, 1997
------------------------   Officer and Vice Chairman of the
Dennis Pence               Board (Principal Executive Officer)


                                    II-4.

Signature                  Title                                 Date
---------                  -----                                 ----


/s/ Ann Pence              Chairman of the Board of Directors    July 15, 1997
------------------------   and Director
Ann Pence


/s/ Donald Robson          Chief Financial Officer,              July 15, 1997
------------------------   Treasurer, Secretary and Director
Donald Robson              (Principal Financial and Accounting
                           Officer)


/s/ Robert H. McCall       Director                              July 15, 1997
------------------------
Robert H. McCall, CPA


/s/ James R. Alexander     Director                              July 15, 1997
------------------------
James R. Alexander


/s/ Curt Hecker            Director                              July 15, 1997
------------------------
Curt Hecker



                                    II-5.

                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.



                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933



                              COLDWATER CREEK INC.

                                  EXHIBIT INDEX



 Number   Exhibit
 ------   -------

    4 Instruments Defining Rights of Shareholders. Reference is made to Registrant's Registration Statement No. 00-021915 on Form 8-A which is incorporated herein by reference pursuant to Item 3(c).
    5     Opinion and consent of Brobeck, Phleger & Harrison LLP.
   23.1   Consent of Arthur Andersen LLP, Independent Public Accountants.
   23.2   Consent of Brobeck, Phleger & Harrison LLP is contained in
          Exhibit 5.
   24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.
   99.1   1996 Stock Option/Stock Issuance Plan.
   99.2   Form of Notice of Grant of Stock Option.
   99.3   Form of Stock Option Agreement.
   99.4 Form of Addendum to Stock Option Agreement (Involuntary Termination Following Change in Control).
   99.5 Form of Addendum to Stock Option Agreement (Involuntary Termination Following Corporate Transaction).
   99.6   Form of Notice of Grant of Automatic Stock Option (Initial
          Grant).
   99.7   Form of Notice of Grant of Automatic Stock Option (Annual Grant).
   99.8   Form of Automatic Stock Option Agreement.
   99.9   Form of Stock Issuance Agreement.
   99.10 Form of Addendum to Stock Issuance Agreement (Involuntary Termination Following Change in Control).
   99.11 Form of Addendum to Stock Issuance Agreement (Involuntary Termination Following Corporate Transaction).
   99.12  Employee Stock Purchase Plan.
   99.13  Form of Enrollment/Change Form.
   99.14  Form of Stock Purchase Agreement.